Cromwell CenterSquare Real Estate Fund

Institutional Class	MRASX
Investor Class	MRESX
Class Z	MREZX

Supplement dated February 2, 2023, to the Statutory Prospectus and
Statement of Additional Information (“SAI”) dated March 7, 2022

Conversion of Class Z into Institutional Class
Based on a recommendation of Cromwell Investment Advisors, LLC (the “Adviser”), on January 30, 2023, the Board of Trustees of the Trust (the “Board”) has approved converting the Class Z shares into Institutional Class shares and then closing the Class Z shares of the Cromwell CenterSquare Real Estate Fund (the “Fund”).

Effective immediately, Class Z shares are no longer available for purchase. After the close of business on February 28, 2023, the Fund will convert Class Z shares into Institutional Class shares. Prior to the conversion, shareholders of Class Z shares may redeem their investments as described in the Fund’s Prospectus.

If shares are not redeemed prior to the conversion, each shareholder owning Class Z shares of the Fund will own Institutional Class shares of the same Fund equal to the aggregate value of the shareholder’s Class Z shares. Shareholders should be aware that the total net operating expenses of the Institutional Class are higher than the total net operating expenses of Class Z shares due to certain shareholder servicing fees assessed to the Institutional Class shares.

If you hold your shares in an IRA account directly with U.S. Bank N.A. and you choose to redeem your shares, you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. You must notify the Fund or your financial advisor prior to redemption of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

The conversion will not be considered a taxable event for federal income tax purposes. Please see the Prospectus for more information about the fees and expenses associated with Institutional Class shares.

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Please retain this Supplement with your Prospectus and SAI for reference.